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                                                       EXHIBIT 23
                                                       ------------

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statements No. 33-49807, 33-35684, 33-03991, 33-34262, 33-05816, and 33-07590 on Forms S-8
and the related prospectus and No. 33-32002 on Form S-3 and the related prospectus of our report dated February 11, 1994, with respect to the consolidated financial statements and schedules of VWR Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1993.

                                             BY (SIGNATURE)



                                             ERNST & YOUNG



Philadelphia, Pennsylvania
March 22, 1994